UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-09299

Name of Fund:  Merrill Lynch Disciplined Equity Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Disciplined Equity Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/05

Date of reporting period: 06/01/04 - 05/31/05

Item 1 -   Report to Stockholders


Merrill Lynch
Disciplined Equity
Fund, Inc.


Annual Report
May 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Disciplined Equity Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Disciplined Equity Fund, Inc.



Portfolio Information as of May 31, 2005


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Exxon Mobil Corp.                                 3.8%
Microsoft Corp.                                   2.9
Johnson & Johnson                                 2.2
BHP Billiton Ltd.                                 2.2
Citigroup, Inc.                                   2.2
Bank of America Corp.                             1.9
Tyco International Ltd.                           1.7
UnitedHealth Group, Inc.                          1.6
EnCana Corp.                                      1.6
General Electric Co.                              1.5


                                               Percent of
Sector* Representation                     Total Investments

Financials                                        19.9%
Information Technology                            18.4
Consumer Discretionary                            16.0
Energy                                            13.6
Industrials                                       12.5
Health Care                                       9.9
Materials                                         4.8
Consumer Staples                                  2.2
Other++                                           2.7


                                               Percent of
Five Largest Industries*                       Net Assets

Oil, Gas & Consumable Fuels                      11.2%
Computers & Peripherals                           5.9
Insurance                                         5.1
Software                                          4.8
Health Care Providers & Services                  4.7


 * For Fund compliance purposes, "Sector" and "Industry" mean any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

++ Includes portfolio holdings in short-term investments.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005



A Letter From the President


Dear Shareholder

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product grew at an estimated 3.5% in the first quarter of 2005. The slowdown was not entirely unexpected given last year's healthy growth and the evolution of the economic cycle. The Federal Reserve Board - with one eye firmly affixed on the economic indicators and the other on inflationary measures - has increased the federal funds rate by 25 basis points (.25%) at each of its eight meetings since June 2004. At period-end, the target short-term interest rate stood at 3%.

U.S. equity markets ended 2004 in a strong rally, but have struggled to record meaningful gains in 2005. The potential for slowing economic and corporate earnings growth, as well as volatile energy prices, have intermittently hampered equity market progress. On the positive side, corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. In Asia, equities have continued to benefit from higher economic growth prospects and valuations that appear inexpensive relative to other parts of the world.

In the bond market, the yield curve flattening "conundrum" continued as short-term and long-term yields moved still closer together. Over the past year, the two-year Treasury yield increased 106 basis points while the 10-year Treasury yield declined 66 basis points. At May 31, 2005, the two-year Treasury note yielded 3.60% and the 10-year Treasury note yielded 4%. The falling long-term rates may be partly attributed to foreign interest in U.S. assets and increased issuance of short-term Treasury bonds to finance the federal deficit. Notably, the government is considering the reissuance of the 30-year Treasury, which was suspended in August 2001. This would allow the U.S. Treasury to adopt a more flexible approach to borrowing, while providing investors with another long-term fixed income option.

Amid these conditions, the major benchmarks posted six-month and 12-month returns as follows:


Total Returns as of May 31, 2005                                       6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +2.42%        + 8.24%
Small-cap U.S. equities (Russell 2000 Index)                            -2.10%        + 9.82%
International equities (MSCI Europe Australasia Far East Index)         +1.81%        +14.62%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.90%        + 6.82%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +3.51%        + 7.96%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.60%        + 9.97%


While the environment is likely to remain somewhat challenging, we believe opportunities exist for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund recorded solid gains for the year and outperformed its Lipper category average, benefiting from an overweight in the energy sector and good stock selection in the consumer discretionary sector.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2005, Merrill Lynch Disciplined Equity Fund, Inc.'s Class A, Class B, Class C and Class I Shares recorded total returns of +8.51%, +7.63%, +7.64% and +8.72%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 7 - 9 of this report to shareholders.) The Fund's benchmark, the Standard & Poor's (S&P) 500 Index, returned +8.24%, and its comparable Lipper category of Large-Cap Core Funds posted an average return of +5.96% for the same period. (Funds in this Lipper category invest at least 75% of their equity assets in companies with market capitalizations - on a three-year weighted basis - greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.)

Market conditions have been mostly favorable over the past 12 months, with decent economic growth, robust corporate profits and gradual job growth. Inflation remained at historic lows, aided by the Federal Reserve Board's
(the "Fed") measured short-term interest rate increases, spare production capacity across numerous U.S. industries, and the overabundance of relatively inexpensive imports from China. Long-term interest rates remained unexpectedly low given the positive economic picture, resulting in a considerable flattening of the yield curve. Possible explanations for this phenomenon include strong inflows from foreign central banks into U.S. Treasury securities, low interest rates in many countries, and benign inflation expectations. However, the equity market was choppy over the period as investors adjusted to moderating gross domestic product growth (as is normal in this stage of the business cycle), monetary policy tightening, and high energy prices.


What factors most influenced Fund performance?

During the fiscal year, our sizeable overweight versus the benchmark in energy stocks enhanced the Fund's relative performance. The sector posted the strongest returns in the S&P 500 Index, as global demand for oil (especially from China) expanded, driving oil prices ever higher. Favorable stock selection within the consumer discretionary sector also benefited the Fund's relative return. Our holdings in four homebuilders - Toll Brothers, Inc., Pulte Homes, Inc., NVR, Inc. and Ryland Group, Inc. - continued to post impressive returns as consumers purchased new homes at a record pace. The Fund also benefited from our positions within the consumer discretionary sector, including Marriott International, Inc. in hotels, restaurants and leisure, and JC Penney Co., Inc. and Staples, Inc. in retail. Our picks in health care continued to perform well, with especially strong returns in the HMO segment (Aetna, Inc., WellPoint, Inc. and UnitedHealth Group, Inc.). An underweight in pharmaceuticals also benefited Fund results, particularly the absence of a position in Merck & Co., Inc., which saw its stock price decline sharply after the company announced a recall of Vioxx, its blockbuster drug for the treatment of arthritis pain. Stock selection in the financial sector also enhanced Fund performance, with positive relative returns from our holdings in insurance and select names in capital markets and mortgage finance.

The primary offset to these positive contributions was the weak performance of our positions in Career Education Corp. and Corinthian Colleges, Inc., two higher-education stocks within the industrial sector. Shares of Career Education declined as the Securities and Exchange Commission (SEC) launched an investigation of alleged improper handling of student records at the company. However, the company is working with the SEC and the U.S. Department of Justice to resolve the issues, and by the end of the Fund's fiscal year its stock had recovered roughly 40% from its low in October 2004. Also detracting from the Fund's relative return was weakness in a few key information technology stocks (Cisco Systems, Inc. and Broadcom Corp.) that languished despite posting positive earnings results each quarter.


What changes were made to the portfolio during the year?

We sold individual holdings in several sectors following their strong performances, including consumer discretionary (homebuilders and retailers) and health care (HMOs). We liquidated our holdings in several oil and gas stocks after significant rises in their share prices.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005



We added primarily to our insurance holdings, as these stocks began trading at very attractive valuation levels after their prices plummeted due to a large number of claims filed following the multiple hurricanes that struck the southeastern United States in the summer of 2004, and news of New York Attorney General Eliot Spitzer's investigation into alleged improper business practices in the industry in the autumn of last year. We also added to our existing positions in hotels, restaurants and leisure, as occupancy and room rates have started to move up, and to commercial services and supplies. Other notable additions to existing holdings included software as well as aerospace and defense.


How would you characterize the Fund's position at the close of the period?

We believe that conditions support continued gains in the broad market. At period-end, the rally in oil prices had abated, job growth continued to improve steadily and inflation remained subdued. Federal and state tax receipts have risen, alleviating fiscal budgetary pressures, and we believe the geopolitical outlook is benign. The Fed seems committed to a moderate pace of interest rate hikes, but Corporate America appears much stronger now than it did in the rising interest rate cycle of 1994.

Amid these conditions, we maintain the Fund's overweights versus the benchmark in select cyclical industries and companies that we believe will benefit from an increase in capital expenditures. The Fund's largest overweight is in the energy sector. We believe growth in demand will continue to outpace capacity gains over the next several years, thereby supporting oil price levels above the mid $30s per barrel. The companies have used recent strong cash flows to strengthen their balance sheets, pay down debt and raise dividends. We believe they will continue to surprise investors on the upside in the coming year. Our largest positions in the energy sector include Exxon Mobil Corp., Occidental Petroleum Corp., Devon Energy Corp. and EnCana Corp. We also favor industrial metals companies, which have benefited from booming growth in emerging Asian economies. Our key holdings in this area include BHP Billiton Ltd., Cia Vale do Rio Doce (CVRD) and Phelps Dodge Corp. The Fund also is overweight in two key areas of the consumer discretionary sector: hotels, restaurants and leisure, and homebuilders. Hotel occupancy has rebounded because of increased business travel, while supply should be constrained for the next several years in the key urban markets. We believe this will result in healthy pricing gains and margin expansion and solid earnings growth for the companies. We believe that homebuilders will continue to grow earnings despite rising interest rates. In our view, homebuilders are positioned to benefit from several positive factors, including a backlog of homes sold but not yet built, and consumers' ability to switch to adjustable-rate mortgages, which were far less prevalent in previous upward interest rate cycles. The share prices of these stocks discount a much worse scenario, in our opinion, as their single-digit price/earnings ratios indicate.

Financials remain a core weighting in the portfolio as we believe our holdings are much better positioned to weather the storm of rising interest rates than they have been in previous cycles. In our opinion, they are more diversified, better able to hedge interest rate risk, and are trading at very low valuations. Our key positions include Countrywide Financial Corp., a mortgage lender that is rapidly increasing its market share and has a significant mortgage servicing business that we believe will offset declines in mortgage origination. The Fund also has an overweight in capital markets stocks, which we believe should benefit from the ongoing rise in merger-and-acquisition activity and strong market performance.

The Fund is underweight in less cyclical sectors of the economy, including consumer staples, pharmaceuticals and telecommunication services. The pharmaceuticals sector currently is facing a number of negative factors, including patent expirations on key products, regulatory risk, drug reimportation issues, and a dwindling new drug pipeline. We believe telecommunications carriers will continue to see revenue and margin erosion as customers switch to wireless services and emerging Voice over Internet Protocol (VoIP) technology (voice communication via a broadband source such as a digital subscriber line or cable connection). Within health care, we prefer the managed care industry, which is benefiting from positive demographic trends, pricing power and strong earnings growth.


Andrea Mitroff
Vice President and Portfolio Manager


June 10, 2005



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005



Proxy Results


During the six-month period ended May 31, 2005, Merrill Lynch Disciplined Equity Fund, Inc.'s shareholders voted on the following proposals. Proposals 1, 2A, and 2B were approved at a shareholders' meeting on April 5, 2005. With respect to Proposal 4B, the proposal was withdrawn. A description of the proposals and number of shares voted were as follows:

                                                                              Shares Voted          Shares Withheld
                                                                                  For                 From Voting
1. To elect the Fund's Board of Directors:
                                                Robert C. Doll, Jr.            3,075,977                 92,101
                                                Donald W. Burton               3,082,094                 85,984
                                                Laurie Simon Hodrick           3,081,731                 86,347
                                                John F. O'Brien                3,079,282                 88,796
                                                David H. Walsh                 3,081,731                 86,347
                                                Fred G. Weiss                  3,079,948                 88,130


                                                                      Shares Voted     Shares Voted   Shares Voted
                                                                          For            Against        Abstain
2A. To approve changes to fundamental investment restriction
    on borrowing.                                                      2,969,908         112,541         85,629

2B. To approve changes to fundamental investment restriction
    on lending.                                                        2,970,323         115,348         82,407

4B. To approve charter amendment and restatement of the charter
    provisions regarding redemption of fund shares.                    1,727,887          55,011        179,935


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 maintain a four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. In addition, the Fund's Investment Adviser has reimbursed a portion of its fee. Without such reimbursement, the Fund's performance would have been lower.


Recent Performance Results
                                                               6-Month          12-Month     Since Inception
As of May 31, 2005                                           Total Return     Total Return     Total Return
ML Disciplined Equity Fund, Inc.--Class A Shares*               +2.41%           +8.51%           +5.79%
ML Disciplined Equity Fund, Inc.--Class B Shares*               +1.99            +7.63            +0.97
ML Disciplined Equity Fund, Inc.--Class C Shares*               +1.99            +7.64            +0.87
ML Disciplined Equity Fund, Inc.--Class I Shares*               +2.58            +8.72            +7.32
S&P 500 (R) Index**                                             +2.42            +8.24            -0.86

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 6/25/99.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S.
   markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
   Since inception total return is from 6/25/99.

   S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class B Shares


A line graph illustrating the growth of a $10,000 investment in ML Disciplined Equity Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:


ML Disciplined Equity Fund, Inc.++
Class A Shares*

Date                                             Value

6/25/1999**                                    $ 9,475.00
May 2000                                       $10,006.00
May 2001                                       $10,309.00
May 2002                                       $ 9,119.00
May 2003                                       $ 7,940.00
May 2004                                       $ 9,237.00
May 2005                                       $10,023.00


ML Disciplined Equity Fund, Inc.++
Class B Shares*

Date                                             Value

6/25/1999**                                    $10,000.00
May 2000                                       $10,490.00
May 2001                                       $10,720.00
May 2002                                       $ 9,402.00
May 2003                                       $ 8,125.00
May 2004                                       $ 9,381.00
May 2005                                       $10,000.00


Standard & Poor's 500 Index++++
Date                                             Value

6/25/1999**                                    $10,000.00
May 2000                                       $10,926.00
May 2001                                       $ 9,773.00
May 2002                                       $ 8,420.00
May 2003                                       $ 7,741.00
May 2004                                       $ 9,160.00
May 2005                                       $ 9,914.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ ML Disciplined Equity Fund, Inc. invests primarily in income-producing common stocks with a focus on companies likely to experience earnings growth over time.

++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

     Past performance is not indicative of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 5/31/05                   +8.51%           +2.81%
Five Years Ended 5/31/05                 +0.04            -1.04
Inception (6/25/99)
through 5/31/05                          +0.95            +0.04

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 5/31/05                   +7.63%           +3.63%
Five Years Ended 5/31/05                 -0.76            -1.15
Inception (6/25/99)
through 5/31/05                          +0.16             0.00

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005


Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class C & Class I Shares


A line graph illustrating the growth of a $10,000 investment in ML Disciplined Equity Fund, Inc.++ Class C and Class I Shares* compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:


ML Disciplined Equity Fund, Inc.++
Class C Shares*

Date                                             Value

6/25/1999**                                    $10,000.00
May 2000                                       $10,480.00
May 2001                                       $10,720.00
May 2002                                       $ 9,402.00
May 2003                                       $ 8,126.00
May 2004                                       $ 9,371.00
May 2005                                       $10,087.00


ML Disciplined Equity Fund, Inc.++
Class I Shares*

Date                                             Value

6/25/1999**                                    $ 9,475.00
May 2000                                       $10,034.00
May 2001                                       $10,366.00
May 2002                                       $ 9,186.00
May 2003                                       $ 8,017.00
May 2004                                       $ 9,353.00
May 2005                                       $10,168.00


Standard & Poor's 500 Index++++

Date                                             Value

6/25/1999**                                    $10,000.00
May 2000                                       $10,926.00
May 2001                                       $ 9,773.00
May 2002                                       $ 8,420.00
May 2003                                       $ 7,741.00
May 2004                                       $ 9,160.00
May 2005                                       $ 9,914.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ ML Disciplined Equity Fund, Inc. invests primarily in income-producing common stocks with a focus on companies likely to experience earnings growth over time.

++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

     Past performance is not indicative of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 5/31/05                   +7.64%           +6.64%
Five Years Ended 5/31/05                 -0.76            -0.76
Inception (6/25/99)
through 5/31/05                          +0.15            +0.15

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 5/31/05                   +8.72%           +3.01%
Five Years Ended 5/31/05                 +0.27            -0.81
Inception (6/25/99)
through 5/31/05                          +1.20            +0.28

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2004 and held through May 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     December 1, 2004
                                                             December 1,          May 31,          to May 31,
                                                                 2004               2005               2005
Actual

Class A                                                         $1,000           $1,024.10            $ 8.23
Class B                                                         $1,000           $1,019.90            $12.14
Class C                                                         $1,000           $1,019.90            $12.19
Class I                                                         $1,000           $1,025.80            $ 6.97

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,016.80            $ 8.20
Class B                                                         $1,000           $1,012.91            $12.09
Class C                                                         $1,000           $1,012.86            $12.14
Class I                                                         $1,000           $1,018.05            $ 6.94

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.63% for
   Class A, 2.41% for Class B, 2.42% for Class C and 1.38% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005


Schedule of Investments                                                                                         (in U.S. dollars)

Country             Industry*               Shares Held     Common Stocks                                               Value
Australia--2.2%     Metals & Mining--2.2%        26,000     BHP Billiton Ltd. (a)                                   $     652,600

                                                            Total Common Stocks in Australia                              652,600


Bermuda--1.2%       Insurance--1.2%               8,000     ACE Ltd.                                                      345,760

                                                            Total Common Stocks in Bermuda                                345,760


Brazil--1.2%        Metals & Mining--1.2%        12,000     Cia Vale do Rio Doce (a)                                      348,360

                                                            Total Common Stocks in Brazil                                 348,360


Canada--1.6%        Oil, Gas & Consumable        14,000     EnCana Corp.                                                  485,380
                    Fuels--1.6%

                                                            Total Common Stocks in Canada                                 485,380


Finland--0.5%       Communications                9,000     Nokia Oyj (a)                                                 151,740
                    Equipment--0.5%

                                                            Total Common Stocks in Finland                                151,740


France--1.8%        Oil, Gas & Consumable         2,600     Total SA (a)                                                  289,094
                    Fuels--1.0%

                    Software--0.8%                8,000     Business Objects SA (a)(b)                                    229,280

                                                            Total Common Stocks in France                                 518,374


Israel--0.5%        Software--0.5%                6,000     Check Point Software Technologies (b)                         136,260

                                                            Total Common Stocks in Israel                                 136,260


Netherlands--0.4%   Diversified Financial         4,000     ING Groep NV (a)                                              110,920
                    Services--0.4%

                                                            Total Common Stocks in the Netherlands                        110,920

Sweden--0.4%        Communications                3,600     Telefonaktiebolaget LM Ericsson (a)                           113,148
                    Equipment--0.4%

                                                            Total Common Stocks in Sweden                                 113,148


Switzerland--0.3%   Health Care Equipment           900     Alcon, Inc.                                                    92,043
                    & Supplies--0.3%

                                                            Total Common Stocks in Switzerland                             92,043


United              Commercial Banks--0.4%        3,000     Barclays Plc (a)                                              114,840
Kingdom--0.4%

                                                            Total Common Stocks in the United Kingdom                     114,840


United              Aerospace & Defense--2.5%     4,700     Boeing Co.                                                    300,330
States--86.6%                                     4,500     Northrop Grumman Corp.                                        250,740
                                                  5,000     Raytheon Co.                                                  195,800
                                                                                                                    -------------
                                                                                                                          746,870

                    Capital Markets--4.2%         4,000     The Bear Stearns Cos., Inc.                                   396,160
                                                  4,000     Goldman Sachs Group, Inc.                                     390,000
                                                  4,000     Lehman Brothers Holdings, Inc.                                368,800
                                                  2,000     Morgan Stanley                                                 97,920
                                                                                                                    -------------
                                                                                                                        1,252,880

                    Chemicals--0.3%               1,800     Monsanto Co.                                                  102,600

                    Commercial Banks--3.3%       12,000     Bank of America Corp.                                         555,840
                                                  3,500     U.S. Bancorp                                                  102,655
                                                  6,600     Wachovia Corp.                                                334,950
                                                                                                                    -------------
                                                                                                                          993,445

                    Commercial Services &        15,000     Robert Half International, Inc.                               374,100
                    Supplies--1.2%

                    Communications                7,600     Cisco Systems, Inc. (b)                                       147,288
                    Equipment--3.2%              12,800     Corning, Inc. (b)                                             200,704
                                                 26,000     Motorola, Inc.                                                451,620
                                                  3,900     Qualcomm, Inc.                                                145,314
                                                                                                                    -------------
                                                                                                                          944,926


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)

Country             Industry*               Shares Held     Common Stocks                                               Value
United States       Computers &                   2,500     Avid Technology, Inc. (b)                               $     146,600
(continued)         Peripherals--5.9%            35,000     Brocade Communications Systems, Inc. (b)                      136,850
                                                 10,200     Dell, Inc. (b)                                                406,878
                                                  7,000     EMC Corp. (b)                                                  98,420
                                                 18,000     Hewlett-Packard Co.                                           405,180
                                                  4,000     International Business Machines Corp.                         302,200
                                                  5,000     NCR Corp. (b)                                                 183,150
                                                 25,000     Sun Microsystems, Inc. (b)                                     95,250
                                                                                                                    -------------
                                                                                                                        1,774,528

                    Diversified Consumer          2,000     Apollo Group, Inc. Class A (b)                                157,000
                    Services--1.8%               11,000     Career Education Corp. (b)                                    381,370
                                                                                                                    -------------
                                                                                                                          538,370

                    Diversified Financial        13,700     Citigroup, Inc.                                               645,407
                    Services--2.2%

                    Electrical Equipment--0.3%    1,800     Rockwell Automation, Inc.                                      92,466

                    Energy Equipment &            6,300     BJ Services Co.                                               317,205
                    Services--2.4%                2,500     Schlumberger Ltd.                                             170,925
                                                  4,600     Transocean, Inc. (b)                                          229,126
                                                                                                                    -------------
                                                                                                                          717,256

                    Food & Staples                4,000     Wal-Mart Stores, Inc.                                         188,920
                    Retailing--0.6%

                    Food Products--0.6%           2,900     The Hershey Co.                                               186,209

                    Health Care Equipment         8,000     Becton Dickinson & Co.                                        459,600
                    & Supplies--1.5%

                    Health Care Providers         5,000     Aetna, Inc. New Shares                                        390,050
                    & Services--4.7%              1,800     HCA, Inc.                                                      97,200
                                                 10,000     UnitedHealth Group, Inc.                                      485,800
                                                  3,300     WellPoint, Inc. (b)                                           438,900
                                                                                                                    -------------
                                                                                                                        1,411,950

                    Hotels, Restaurants &         4,000     Carnival Corp.                                                211,600
                    Leisure--5.5%                16,000     Hilton Hotels Corp.                                           387,680
                                                  6,500     Marriott International, Inc. Class A                          439,010
                                                 10,000     McDonald's Corp.                                              309,400
                                                  5,600     Starwood Hotels & Resorts Worldwide, Inc.                     313,432
                                                                                                                    -------------
                                                                                                                        1,661,122

                    Household Durables--4.1%      2,000     Black & Decker Corp.                                          174,640
                                                    200     NVR, Inc. (b)                                                 151,800
                                                  4,500     Pulte Homes, Inc.                                             344,025
                                                  4,000     Ryland Group, Inc.                                            274,000
                                                  3,000     Toll Brothers, Inc. (b)                                       277,770
                                                                                                                    -------------
                                                                                                                        1,222,235

                    Household Products--0.9%      5,000     Procter & Gamble Co.                                          275,750

                    IT Services--0.6%             4,400     Automatic Data Processing, Inc.                               192,720

                    Industrial                    3,700     3M Co.                                                        283,605
                    Conglomerates--4.2%          12,700     General Electric Co.                                          463,296
                                                 17,300     Tyco International Ltd.                                       500,489
                                                                                                                    -------------
                                                                                                                        1,247,390

                    Insurance--3.9%               6,500     The Allstate Corp.                                            378,300
                                                  5,000     Hartford Financial Services Group, Inc.                       373,950
                                                  3,500     Metlife, Inc.                                                 156,100
                                                  7,500     W.R. Berkley Corp.                                            265,950
                                                                                                                    -------------
                                                                                                                        1,174,300


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005


Schedule of Investments (continued)                                                                             (in U.S. dollars)

Country             Industry*               Shares Held     Common Stocks                                               Value
United States       Internet & Catalog            3,000     eBay, Inc. (b)                                          $     114,030
(concluded)         Retail--0.4%

                    Internet Software &           3,000     VeriSign, Inc. (b)                                             97,050
                    Services--0.3%

                    Machinery--2.8%               5,000     Danaher Corp.                                                 275,650
                                                  5,000     Deere & Co.                                                   330,750
                                                  3,400     Paccar, Inc.                                                  240,550
                                                                                                                    -------------
                                                                                                                          846,950

                    Media--1.4%                   3,000     Comcast Corp. Class A (b)                                      96,600
                                                 30,600     Liberty Media Corp. Class A (b)                               317,934
                                                                                                                    -------------
                                                                                                                          414,534

                    Metals & Mining--1.1%         3,700     Phelps Dodge Corp.                                            323,380

                    Multiline Retail--1.1%        6,800     JC Penney Co., Inc.                                           338,368

                    Office Electronics--1.2%     27,000     Xerox Corp. (b)                                               366,390

                    Oil, Gas & Consumable         2,700     Apache Corp.                                                  158,652
                    Fuels--8.6%                   2,500     ConocoPhillips                                                269,600
                                                 10,000     Devon Energy Corp.                                            459,000
                                                 20,200     Exxon Mobil Corp.                                           1,135,240
                                                  6,200     Occidental Petroleum Corp.                                    453,282
                                                  1,500     Valero Energy Corp.                                           102,930
                                                                                                                    -------------
                                                                                                                        2,578,704

                    Pharmaceuticals--3.4%        10,000     Johnson & Johnson                                             671,000
                                                 12,000     Pfizer, Inc.                                                  334,800
                                                                                                                    -------------
                                                                                                                        1,005,800

                    Real Estate--0.4%             9,000     Friedman Billings Ramsey Group, Inc. Class A                  117,450

                    Road & Rail--1.4%             1,900     Burlington Northern Santa Fe Corp.                             93,898
                                                 10,000     Norfolk Southern Corp.                                        319,200
                                                                                                                    -------------
                                                                                                                          413,098

                    Semiconductors &             16,000     Intel Corp.                                                   430,880
                    Semiconductor
                    Equipment--1.4%

                    Software--3.5%               34,000     Microsoft Corp.                                               877,200
                                                 13,000     Oracle Corp. (b)                                              166,660
                                                                                                                    -------------
                                                                                                                        1,043,860

                    Specialty Retail--1.7%        8,000     American Eagle Outfitters                                     226,400
                                                 12,850     Staples, Inc.                                                 276,661
                                                                                                                    -------------
                                                                                                                          503,061

                    Thrifts & Mortgage            9,000     Countrywide Financial Corp.                                   334,530
                    Finance--4.0%                 5,000     Fannie Mae                                                    296,200
                                                  5,500     Freddie Mac                                                   357,720
                                                  3,200     Golden West Financial Corp.                                   200,384
                                                                                                                    -------------
                                                                                                                        1,188,834

                                                            Total Common Stocks in the United States                   25,985,433

                                                            Total Common Stocks
                                                            (Cost--$23,012,730)--97.1%                                 29,054,858


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005


Schedule of Investments (concluded)                                                                             (in U.S. dollars)

                                             Beneficial
                                               Interest     Short-Term Securities                                       Value
                                              $ 815,215     Merrill Lynch Liquidity Series, LLC Cash
                                                            Sweep Series I (c)                                      $     815,215

                                                            Total Short-Term Securities
                                                            (Cost--$815,215)--2.7%                                        815,215

                    Total Investments  (Cost--$23,827,945**)--99.8%                                                    29,870,073
                    Other Assets Less Liabilities--0.2%                                                                    67,912
                                                                                                                    -------------
                    Net Assets--100.0%                                                                              $  29,937,985
                                                                                                                    =============

  * For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

 ** The cost and unrealized appreciation (depreciation) of investments as of May 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                     $     24,038,031
                                                       ================
    Gross unrealized appreciation                      $      6,241,441
    Gross unrealized depreciation                             (409,399)
                                                       ----------------
    Net unrealized appreciation                        $      5,832,042
                                                       ================

(a) Depositary Receipts.

(b) Non-income producing security.

(c) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                              Interest/
                                                  Net          Dividend
    Affiliate                                   Activity         Income

    Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I                $   319,050      $ 13,909
    Merrill Lynch Liquidity Series,
       LLC Money Market Series                $ (364,499)      $     40
    Merrill Lynch Premier
       Institutional Fund                      (121,501)       $      2

    See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005


Statement of Assets and Liabilities

As of May 31, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$23,012,730)                        $    29,054,858
           Investments in affiliated securities, at value (identified cost--$815,215)                                     815,215
           Cash                                                                                                             1,650
           Receivables:
               Securities sold                                                                 $       101,786
               Dividends                                                                                52,389
               Capital shares sold                                                                       1,847
               Interest from affiliates                                                                  1,645            157,667
                                                                                               ---------------
           Prepaid expenses                                                                                                67,356
                                                                                                                  ---------------
           Total assets                                                                                                30,096,746
                                                                                                                  ---------------

Liabilities

           Payables:
               Capital shares redeemed                                                                  88,107
               Distributor                                                                              17,893
               Other affiliates                                                                         10,086
               Investment adviser                                                                        9,583            125,669
                                                                                               ---------------
           Accrued expenses                                                                                                33,092
                                                                                                                  ---------------
           Total liabilities                                                                                              158,761
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $    29,937,985
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          $        87,153
           Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                  136,626
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   51,673
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   26,385
           Paid-in capital in excess of par                                                                            30,763,278
           Accumulated realized capital losses--net                                            $   (7,169,258)
           Unrealized appreciation--net                                                              6,042,128
                                                                                               ---------------
           Total accumulated losses--net                                                                              (1,127,130)
                                                                                                                  ---------------
           Net Assets                                                                                             $    29,937,985
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $8,887,786 and 871,530 shares outstanding                              $         10.20
                                                                                                                  ===============
           Class B--Based on net assets of $13,294,189 and 1,366,264 shares outstanding                           $          9.73
                                                                                                                  ===============
           Class C--Based on net assets of $5,025,149 and 516,729 shares outstanding                              $          9.72
                                                                                                                  ===============
           Class I--Based on net assets of $2,730,861 and 263,852 shares outstanding                              $         10.35
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005


Statement of Operations

For the Year Ended May 31, 2005
Investment Income

           Dividends (net of $2,993 foreign withholding tax)                                                      $       587,804
           Interest from affiliates                                                                                        13,909
           Securities lending--net                                                                                             42
                                                                                                                  ---------------
           Total income                                                                                                   601,755
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $       236,412
           Account maintenance and distribution fees--Class B                                          160,211
           Accounting services                                                                          63,795
           Account maintenance and distribution fees--Class C                                           55,758
           Professional fees                                                                            45,374
           Printing and shareholder reports                                                             40,524
           Registration fees                                                                            37,840
           Transfer agent fees--Class B                                                                 31,075
           Account maintenance fees--Class A                                                            29,781
           Directors' fees and expenses                                                                 26,091
           Transfer agent fees--Class A                                                                 19,600
           Custodian fees                                                                               14,049
           Transfer agent fees--Class C                                                                 11,212
           Transfer agent fees--Class I                                                                  4,761
           Pricing fees                                                                                  1,150
           Other                                                                                        30,052
                                                                                               ---------------
           Total expenses before reimbursement                                                         807,685
           Reimbursement of expenses                                                                  (52,721)
                                                                                               ---------------
           Total expenses after reimbursement                                                                             754,964
                                                                                                                  ---------------
           Investment loss--net                                                                                         (153,209)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on investments--net                                                                            3,940,541
           Change in unrealized appreciation on investments--net                                                      (1,100,243)
                                                                                                                  ---------------
           Total realized and unrealized gain--net                                                                      2,840,298
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $     2,687,089
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005


Statements of Changes in Net Assets

                                                                                                       For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

           Investment loss--net                                                                $     (153,209)    $     (319,571)
           Realized gain--net                                                                        3,940,541          3,920,553
           Change in unrealized appreciation--net                                                  (1,100,243)          3,624,463
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                      2,687,089          7,225,445
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                     (15,563,122)        (1,600,389)
                                                                                               ---------------    ---------------

Net Assets

           Total increase (decrease) in net assets                                                (12,876,033)          5,625,056
           Beginning of year                                                                        42,814,018         37,188,962
                                                                                               ---------------    ---------------
           End of year                                                                         $    29,937,985    $    42,814,018
                                                                                               ===============    ===============

           See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005


Financial Highlights
                                                                                              Class A

The following per share data and ratios have been derived                            For the Year Ended May 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $     9.40    $     8.08   $     9.28   $    10.88   $    10.56
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income (loss)--net*                               --++         (.02)        (.04)        (.04)        (.04)
           Realized and unrealized gain (loss)--net                      .80          1.34       (1.16)       (1.19)          .36
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .80          1.32       (1.20)       (1.23)          .32
                                                                  ----------    ----------   ----------   ----------   ----------
           Less distributions from realized gain--net                     --            --           --        (.37)           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    10.20    $     9.40    $    8.08   $     9.28   $    10.88
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                          8.51%        16.34%     (12.93%)     (11.54%)        3.03%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                              1.63%         1.61%        1.91%        1.54%        1.46%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                    1.77%         1.65%        1.92%        1.54%        1.46%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income (loss)--net                                .03%        (.23%)       (.53%)       (.37%)       (.42%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $    8,888    $   14,775   $    4,836   $    5,790   $    9,254
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         46.99%        95.70%      108.29%      139.17%      197.33%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Total investment returns exclude the effect of sales charges.

            ++ Amount is less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005


Financial Highlights (continued)
                                                                                              Class B

The following per share data and ratios have been derived                            For the Year Ended May 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $     9.04    $     7.83   $     9.06   $    10.72   $    10.49
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment loss--net*                                       (.07)         (.09)        (.10)        (.11)        (.13)
           Realized and unrealized gain (loss)--net                      .76          1.30       (1.13)       (1.18)          .36
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .69          1.21       (1.23)       (1.29)          .23
                                                                  ----------    ----------   ----------   ----------   ----------
           Less distributions from realized gain--net                     --            --           --        (.37)           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $     9.73    $     9.04   $     7.83   $     9.06   $    10.72
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                          7.63%        15.45%     (13.58%)     (12.30%)        2.19%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                              2.41%         2.39%        2.69%        2.32%        2.23%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                    2.56%         2.43%        2.70%        2.32%        2.23%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment loss--net                                       (.76%)       (1.01%)      (1.32%)      (1.15%)      (1.18%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $   13,294    $   18,571   $   22,943   $   36,190   $   52,373
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         46.99%        95.70%      108.29%      139.17%      197.33%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Total investment returns exclude the effect of sales charges.

               See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005


Financial Highlights (continued)
                                                                                              Class C

The following per share data and ratios have been derived                            For the Year Ended May 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $     9.03    $     7.83   $     9.06   $    10.72   $    10.48
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment loss--net*                                       (.07)         (.09)        (.10)        (.11)        (.13)
           Realized and unrealized gain (loss)--net                      .76          1.29       (1.13)       (1.18)          .37
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .69          1.20       (1.23)       (1.29)          .24
                                                                  ----------    ----------   ----------   ----------   ----------
           Less distributions from realized gain--net                     --            --           --        (.37)           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $     9.72    $     9.03   $     7.83   $     9.06   $    10.72
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                          7.64%        15.33%     (13.58%)     (12.29%)        2.29%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                              2.42%         2.40%        2.70%        2.33%        2.24%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                    2.56%         2.44%        2.71%        2.33%        2.24%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment loss--net                                       (.77%)       (1.02%)      (1.32%)      (1.16%)      (1.19%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $    5,025    $    6,472   $    6,316   $    7,665   $   10,353
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         46.99%        95.70%      108.29%      139.17%      197.33%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Total investment returns exclude the effect of sales charges.

               See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005


Financial Highlights (concluded)
                                                                                              Class I

The following per share data and ratios have been derived                            For the Year Ended May 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $     9.52    $     8.16   $     9.35   $    10.94   $    10.59
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income (loss)--net*                                .03          --++        (.02)        (.01)        (.02)
           Realized and unrealized gain (loss)--net                      .80          1.36       (1.17)       (1.21)          .37
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                              .83          1.36       (1.19)       (1.22)          .35
                                                                  ----------    ----------   ----------   ----------   ----------
           Less distributions from realized gain--net                     --            --           --        (.37)           --
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    10.35    $     9.52   $     8.16   $     9.35   $    10.94
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                          8.72%        16.67%     (12.73%)     (11.38%)        3.31%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of reimbursement                              1.38%         1.37%        1.66%        1.29%        1.22%
                                                                  ==========    ==========   ==========   ==========   ==========
           Expenses                                                    1.53%         1.41%        1.67%        1.29%        1.22%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income (loss)--net                                .28%          .01%       (.29%)       (.12%)       (.16%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $    2,731    $    2,996   $    3,094   $    4,502   $    6,436
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         46.99%        95.70%      108.29%      139.17%      197.33%
                                                                  ==========    ==========   ==========   ==========   ==========

             * Based on average shares outstanding.

            ** Total investment returns exclude the effect of sales charges.

            ++ Amount is less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Disciplined Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $153,209 has been reclassified between paid-in capital in excess of par and accumulated net investment loss as a result of permanent differences attributable to net operating losses. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of .65% of the average daily net assets of the Fund.

MLIM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding investment advisory, distribution and/or account maintenance fees) will not exceed .75%. This arrangement has a one-year term and is renewable. For the year ended
May 31, 2005, MLIM reimbursed the Fund in the amount of $52,721.

MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                           Account
                                       Maintenance         Distribution
                                               Fee                  Fee

Class A                                       .25%                   --
Class B                                       .25%                 .75%
Class C                                       .25%                 .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005



Notes to Financial Statements (continued)


For the year ended May 31, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                              FAMD               MLPF&S

Class A                                     $   40              $   578
Class I                                         --              $     3


For the year ended May 31, 2005, MLPF&S received contingent deferred sales charges of $13,864 and $161 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended May 31, 2005, MLIM, LLC received $15 in securities lending agent fees.

In addition, MLPF&S received $19,051 in commissions on the execution of portfolio security transactions for the Fund for the year ended May 31, 2005.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended May 31, 2005, the Fund reimbursed MLIM $788 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2005 were $16,484,248 and $31,968,448, respectively.


4. Capital Share Transactions:
The net decrease in net assets derived from capital share transactions were $15,563,122 and $1,600,389 for the years ended May 31, 2005 and May 31, 2004, respectively.

Transactions in shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended May 31, 2005                          Shares               Amount

Shares sold                                 54,726      $       520,615
Automatic conversion of shares              32,491              319,836
                                    --------------      ---------------
Total issued                                87,217              840,451
Shares redeemed                          (787,590)          (7,685,496)
                                    --------------      ---------------
Net decrease                             (700,373)      $   (6,845,045)
                                    ==============      ===============


Class A Shares for the Year                                      Dollar
Ended May 31, 2004                          Shares               Amount

Shares sold                              1,664,465      $    13,620,069
Automatic conversion of shares              32,655              300,358
                                    --------------      ---------------
Total issued                             1,697,120           13,920,427
Shares redeemed                          (724,037)          (6,526,028)
                                    --------------      ---------------
Net increase                               973,083      $     7,394,399
                                    ==============      ===============


Class B Shares for the Year                                      Dollar
Ended May 31, 2005                          Shares               Amount

Shares sold                                 65,482      $       619,659
                                    --------------      ---------------
Shares redeemed                          (719,851)          (6,687,262)
Automatic conversion of shares            (33,911)            (319,836)
                                    --------------      ---------------
Total redeemed                           (753,762)          (7,007,098)
                                    --------------      ---------------
Net decrease                             (688,280)      $   (6,387,439)
                                    ==============      ===============


Class B Shares for the Year                                      Dollar
Ended May 31, 2004                          Shares               Amount

Shares sold                                144,233      $     1,231,077
                                    --------------      ---------------
Shares redeemed                          (986,158)          (8,487,148)
Automatic conversion of shares            (33,862)            (300,358)
                                    --------------      ---------------
Total redeemed                         (1,020,020)          (8,787,506)
                                    --------------      ---------------
Net decrease                             (875,787)      $   (7,556,429)
                                    ==============      ===============


Class C Shares for the Year                                      Dollar
Ended May 31, 2005                          Shares               Amount

Shares sold                                 59,540      $       563,086
Shares redeemed                          (259,173)          (2,389,796)
                                    --------------      ---------------
Net decrease                             (199,633)      $   (1,826,710)
                                    ==============      ===============


Class C Shares for the Year                                      Dollar
Ended May 31, 2004                          Shares               Amount

Shares sold                                 95,488      $       815,644
Shares redeemed                          (186,080)          (1,624,420)
                                    --------------      ---------------
Net decrease                              (90,592)      $     (808,776)
                                    ==============      ===============



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005



Notes to Financial Statements (concluded)


Class I Shares for the Year                                      Dollar
Ended May 31, 2005                          Shares               Amount

Shares sold                                 28,450      $       285,833
Shares redeemed                           (79,430)            (789,761)
                                    --------------      ---------------
Net decrease                              (50,980)      $     (503,928)
                                    ==============      ===============


Class I Shares for the Year                                      Dollar
Ended May 31, 2004                          Shares               Amount

Shares sold                                 73,159      $       633,893
Shares redeemed                          (137,592)          (1,263,476)
                                    --------------      ---------------
Net decrease                              (64,433)      $     (629,583)
                                    ==============      ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended May 31, 2005.


6. Distributions to Shareholders:
As of May 31, 2005, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                      $            --
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                                    --
Capital loss carryforward                                  (6,959,172)*
Unrealized gains--net                                       5,832,042**
                                                        ---------------
Total accumulated losses--net                           $   (1,127,130)
                                                        ===============

 * On May 31, 2005, the Fund had a net capital loss carryforward of $6,959,172, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Disciplined Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Disciplined Equity Fund, Inc. as of May 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Disciplined Equity Fund, Inc. as of May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
July 15, 2005



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served     Principal Occupation(s) During Past 5 Years    Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to    President of the MLIM/FAM-advised funds since  125 Funds      None
P.O. Box 9011           and          present    2005; President of MLIM and FAM since 2001;    169 Portfolios
Princeton,              Director                Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                   to 2001 and Senior Vice President from 1999
Age: 50                                         to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") since 2001;
                                                President of Princeton Administrators, L.P.
                                                ("Princeton Administrators") since 2001; Chief
                                                Investment Officer of Oppenheimer Funds, Inc.
                                                in 1999 and Executive Vice President thereof
                                                from 1991 to 1999.


* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
  Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served     Principal Occupation(s) During Past 5 Years    Director       Director
Independent Directors*


Donald W. Burton        Director     2002 to    General Partner of The Burton Partnership,     23 Funds       Knology, Inc.
P.O. Box 9095                        present    Limited Partnership (an investment             42 Portfolios  (telecommuni-
Princeton,                                      partnership) since 1979; Managing General                     cations) and
NJ 08543-9095                                   Partner of the South Atlantic Venture Funds                   Symbion, Inc.
Age: 61                                         since 1983; Member of the Investment Advisory                 (healthcare)
                                                Council of the Florida State Board of
                                                Administration since 2001.


Laurie Simon Hodrick    Director     1999 to    Professor of Finance and Economics, Graduate   23 Funds       None
P.O. Box 9095                        present    School of Business, Columbia University        42 Portfolios
Princeton,                                      since 1998.
NJ 08543-9095
Age: 42


John Francis O'Brien    Director     2005 to    President and Chief Executive Officer of       23 Funds       ABIOMED
P.O. Box 9095                        present    Allmerica Financial Corporation (financial     42 Portfolios  (medical device
Princeton,                                      services holding company) from 1995 to 2002                   manufacturer),
NJ 08543-9095                                   and Director from 1995 to 2003; President of                  Cabot Corporation
Age: 62                                         Allmerica Investment Management Co., Inc.                     (manufacturing),
                                                (investment adviser) from 1989 to 2002;                       LKQ Corporation
                                                Director from 1989 to 2002 and Chairman of the                (auto parts
                                                Board from 1989 to 1990; President, Chief                     manufacturing)
                                                Executive Officer and Director of First                       and TJX
                                                Allmerica Financial Life Insurance Company                    Companies, Inc.
                                                from 1989 to 2002 and Director of various                     (retailer)
                                                other Allmerica Financial companies until
                                                2002; Director since 1989 and since 2004 member
                                                of the Governance Nominating Committee; Member
                                                of the Compensation Committee of ABIOMED since
                                                1989 and Member of the Audit Committee of
                                                ABIOMED from 1990 to 2004; Director and member
                                                of the Governance and Nomination Committee of
                                                Cabot Corporation and member of the Audit
                                                Committee since 1990; Director and member of the
                                                Audit Committee and Compensation Committee of
                                                LKQ Corporation from 2003; Lead Director of TJX
                                                Companies, Inc. since 1999; Trustee of the Woods
                                                Hole Oceanographic Institute since 2003.


David H. Walsh          Director     2003 to    Consultant with Putnam Investments from 1993   23 Funds       None
P.O. Box 9095                        present    to 2003 and employed in various capacities     42 Portfolios
Princeton,                                      from 1973 to 1992; Director, The National
NJ 08543-9095                                   Audubon Society since 1998; Director, The
Age: 63                                         American Museum of Fly Fishing since 1997.


Fred G. Weiss           Director     1998 to    Managing Director of FGW Associates since      23 Funds       Watson
P.O. Box 9095                        present    1997; Vice President, Planning, Investment     42 Portfolios  Pharmaceuticals,
Princeton,                                      and Development of Warner Lambert Co. from                    Inc.
NJ 08543-9095                                   1979 to 1997; Director of the Michael J. Fox                  (pharmaceutical
Age: 63                                         Foundation for Parkinson's Research since 2000;               company)
                                                Director of BTG International Plc (a global
                                                technology commercialization company)
                                                since 2001.


* Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served     Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1998 to    First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present    Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and        since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer    1999 to    President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIMfrom
Age: 45                              present    1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Andrea Mitroff          Vice         2002 to    Director of MLIM since 2000; Vice President of MLIM from 1999 to 2000.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 40


Jeffrey Hiller          Chief        2004 to    Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present    and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                   Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 53                                         Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present    2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                      and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
JPMorgan Chase Bank, N.A.
3 Chase Metrotech Center
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005


Availablity of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                        MAY 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
           (1) Donald W. Burton, (2) M. Colyer Crum (retired as of December 31,
           2004), (3) Laurie Simon Hodrick, (4) John F. O'Brien (as of November 22, 2004), (5) David H. Walsh and (6) Fred G. Weiss.

           The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
           Item 3(c)(4) of Form N-CSR.

           Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization.
           Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

           M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ending May 31, 2005 - $26,000
                                    Fiscal Year Ending May 31, 2004 - $25,000

           (b) Audit-Related Fees - Fiscal Year Ending May 31, 2005 - $0
                                    Fiscal Year Ending May 31, 2004 - $0

           (c) Tax Fees -           Fiscal Year Ending May 31, 2005 - $5,700
                                    Fiscal Year Ending May 31, 2004 - $5,200

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending May 31, 2005 - $0
                                    Fiscal Year Ending May 31, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending May 31, 2005 - $9,030,943
               Fiscal Year Ending May 31, 2004 - $16,581,086

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Disciplined Equity Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: July 15, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: July 15, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: July 15, 2005